Fair Value of Financial Instruments Not Measured at Fair Value on a Recurring Basis in the Balance Sheet	9 Months Ended
Sep. 30, 2014
Fair Value of Financial Instruments Not Measured at Fair Value on a Recurring Basis in the Balance Sheet

15. Fair Value of Financial Instruments Not Measured at Fair Value on a Recurring Basis in the Balance Sheet

Following are descriptions of the valuation methodologies used for estimating the fair values of financial instruments not recorded at fair value on a recurring basis in the balance sheet; these financial instruments are carried at historical cost or amortized cost in the balance sheets.

Short-term financial assets: Short-term financial assets include cash and cash equivalents, restricted cash, and accrued interest. These assets are carried at historical cost. The carrying amount approximates fair value due to the short term nature of the financial instruments.

Short-term financial liabilities: Short-term financial liabilities include accounts payable, accrued interest payable, and payables to investors. These liabilities are carried at historical cost. The carrying amount approximates fair value due to the short term nature of the financial instruments.

Term loan: Based on the frequent interest reset feature of the term loan, we consider the carrying value of the term loan to be approximately its fair value as of September 30, 2014. (Unaudited.)